Note 9 - Subsequent Event	6 Months Ended
Jun. 30, 2016
Notes to Financial Statements
Subsequent Events [Text Block]
NOTE 9 –
SUBSEQUENT EVENT

On July 28, 2016 Middlefield Banc Corp. and Liberty Bank, N.A. entered into an Agreement and Plan of Reorganization. Under the agreement Liberty Bank, N.A. will merge into The Middlefield Banking Company. Of the total merger consideration payable to shareholders of Liberty Bank, N.A., the merger agreement provides that 45% will consist of Middlefield Banc Corp. common stock and the remainder will be cash, for cash of approximately $37.96 per share or Middlefield Banc Corp. common stock at a fixed ratio of 1.1934 for each share of Liberty Bank, N.A. stock exchanged for Middlefield Banc Corp. stock. Liberty Bank, N.A.’s outstanding equity-based awards will be surrendered for total cash currently estimated at approximately $1.147 million. The merger agreement also provides that Liberty Bank, N.A. will pay to its shareholders before merger closing a special dividend in an amount of approximately $3.0 million, subject to possible upward adjustment. Middlefield Banc Corp. owns 23,218 shares of Liberty Bank, N.A. stock, or approximately 2.4%. Those shares will be cancelled in the merger for no consideration.